Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

Note 7 – Subsequent Events

On June 2, 2018, we entered into a definitive asset purchase agreement with MAi Research to purchase substantially all of its assets, except cash on hand, accounts receivable, and assume certain known liabilities. The total purchase price of the acquisition will equal to five times of MAi Research’s 2017 adjusted EBITDA based on its audited financial statements. We currently estimate the purchase price will be approximately $3.6 million. The acquisition is conditioned upon, and scheduled to close simultaneously with, the closing of this offering. The unaudited pro forma consolidated financial statements presented elsewhere in this Form S-1 are presented to give effect to the consolidation of such entities, the issuance of shares associated with this prospectus, the related application of proceeds, and the election to become a tax paying consolidated group.

NOTE 11 – Subsequent Events

Management has made an evaluation for subsequent events requiring recognition or disclosure in these combined financial statements through April 23, 2018, which is the date these consolidated financial statements were available to be issued, and, except as discussed below and at Note 2 “Income Taxes, Note 8, none were identified.

Effective January 1, 2018, we renewed a five-year contract with our largest customer, National Opinions Research Center, for which we anticipate annual revenues of $5 million to $6 million in each fiscal year during that period.

On March 22, 2018, the Company and its line of credit lender entered into a modification agreement of the original terms of the line of credit to provide for relief from certain covenant violations as of December 31, 2017 and January 31, 2018. Under the terms of the loan amendment, the interest rate was increased from prime plus 2.5% to prime plus 4.0. Since March 22, 2018, the Company has remained in compliance with its bank covenants.

On January 25, 2018, the Company obtained an additional working capital advance under its Term Loan of $175,000. As part of the loan modification with the Company’s line of credit lender, the Term Loan lender agreed to extend the maturity of the Term Loan to July 2019.

In March 2018, we entered into a letter of intent agreement with Marketing Analysts, LLC, a South Carolina LLC, dba MAi Research (“MAi”), to purchase all of its assets except cash, accounts receivable, and certain known liabilities The total purchase price of the acquisition will be based on MAi’s 2017 audited earnings as defined and a multiple of five times. We estimate that such will result in a purchase price of approximately $4 million. The acquisition is scheduled to close concurrently with our planned Initial Public Offering. We intend to use a portion of the funds to be raised to fund 60% of the acquisition, payable over two years, with half of such amount to be paid in cash at closing. The remainder of the acquisition price will be paid with shares of the Company’s common stock over two years with half of such shares issued at closing and valued at the offering price. As such, the acquisition of MAi is contingent upon successfully completing the planned offering.